(ICON)
Prudential
Institutional
Liquidity
Portfolio, Inc.

Institutional Money
Market Series
SEMI
ANNUAL
REPORT
Sept. 30, 1995
(LOGO)

Prudential Institutional Liquidity Portfolio, Inc.
Institutional Money Market Series
Performance At A Glance.
Money market investors have enjoyed returns several percentage points higher than the rate of inflation in 1995. But as economic growth slowed this year, the Federal Reserve reduced short-term interest rates for the first time since 1992. While money market yields have probably peaked for this economic cycle, the yield of the Prudential Institutional Liquidity
Portfolio -- Institutional Money Market Series (PILP) remains significantly higher than it was a year ago. The Series' 7-day current yield was 5.58% on September 26, 1995: up from 4.44% on September 27, 1994, but down from
5.81% on March 28, 1995. (The IBC/Donoghue statistics are computed on
Tuesdays).

Over the last six months, the Series has performed much better than the average competing fund, as measured by IBC/Donoghue. We have done so by carefully managing the Series' weighted average maturity and by adding value through security selection.

                                         7-Day      Net Asset    Weighted
Total Net
                                      Current Yld.    Value      Avg. Mat.
Assets (mil.)
Fund Facts         PILP                  5.63%        $1.00       53 days
   $514
As of 9/30/95      IBC/Donoghue
                   Money Fund Average    5.21          1.00       54 days
    N/A
                   (All Taxable)*

Note: Yields will fluctuate from time to time and past performance is no guarantee of future results. An investment in the Series is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Series will be able to maintain a stable net asset value of $1.00 per share.

*This is the average 7-day current yield, net asset value and weighted average maturity of 751 funds in International Business Communications/ Donoghue's all taxable money market fund category as of September 26,1995.

Falling Rates/Historical Yield Curve
(GRAPH)

Robert L. Wofchuck, Fund Manager

Portfolio
Manager's Report

Prudential Institutional Liquidity Portfolio -- Institutional Money Market Series seeks high current income consistent with the preservation of principal and liquidity. The Series is a diversified portfolio of U.S. dollar- denominated money market securities issued by the U.S. government and its agencies, major corporations and commercial banks of the U.S.
and foreign countries. Maturities can range from one day to a maximum of 13 months.

Overview.
As of September 30, 1995, the Series' investments were rated in the highest category by at least two major rating agencies, or, if unrated, deemed to be of equivalent quality by our credit research staff. Although thereis never a guarantee that the share price of Prudential Institutional Liquidity Portfolio -- Institutional Money Market Series will remain at $1, we at Prudential emphasize a conservative, quality-oriented investment approach.

Strategy Session.
Since we last reported to you at the end of March, interest rates have generally trended lower amid signs of slower economic growth. A sharp deterioration in the manufacturing and interest rate sensitive sectors of the economy, such as housing and autos, reduced second quarter Gross Domestic Product (GDP) to 1.3% from 2.7% in the first quarter. This is well below the 2.5% level that many analysts believe is consistent with sustainable, non-inflationary economic growth. Furthermore, the accompanying drop in employment growth led us to believe that the Federal Reserve would lean toward easier monetary policy.

We started to lengthen the Series' weighted average maturity (WAM) at the end of the first quarter and continued this strategy throughout the second quarter to lock in higher yields in anticipation of falling interest rates. By June 30, our WAM was 14 days longer than the 51-day all taxable money fund average recorded by IBC/Donoghue.

Citing receding inflationary pressures, the Federal Reserve reduced short-term rates on July 6 by lowering its federal funds target rate by a quarter of a percentage point to 5.75%.

Since that time, there have been many conflicting reports about the strength of the economy. For example, housing and automobile sales have rebounded while employment growth still remains sluggish. As a result, the Federal Reserve has left monetary policy unchanged since July. Given the current level of uncertainty resulting from ambiguous economic data, we shifted the Series' average maturity closer to the competition.

What Went Well.
We Purchased
Longer Maturities.
As the economy started to show signs of weakness earlier this year, we purchased securities with longer maturities. We bought these securities because their yields exceeded our own expectations of future interestrate increases. Since the Federal Reserve actually lowered the target federal funds rate in July, buying these securities in the early summer allowed us to lock in yields that are higher than currently available.

We Increased Holdings
In Fixed Rate Securities.
We also focused on replacing maturing adjustable rate securities with purchases of fixed-rate securities. The coupons on adjustable rate securities adjust periodically off of money market indices such as the federal funds rate, the three month Treasury bill or LIBOR (London Interbank Offered Rate). In a declining interest rate environment, adjustable rate securities may be less desirable since the coupon will be reset lower as interest rates fall. On the other hand, the yield on fixed rate securities remains stable until maturity, which can be advantageous as rates fall.

Of course, we will continue to purchase adjustable rate securities that provide value in any interest rate environment.

We have significantly reduced the Fund's holdings in adjustable rate securities from 26% of assets on March 31 to 18% as of September 30. The Fund held as much as 42% on August 31, 1994.

We Seized Investment
Opportunities.
Interest rates were extremely volatile in the second quarter as the market speculated about the timing and direction of the Federal Reserve's next move. This situation allowed us to purchase federal agency securities at yields similar to high quality corporate obligations. We bought one year, fixed-rate Federal Home Loan Bank securities which offered an attractive yield premium to comparable maturity U.S. Treasuries yet carry the implicit backing of the U.S. government.

And Not So Well.
Longer WAM Would
Have Helped Earlier.
In retrospect, the Series could have lengthened its WAM earlier in 1995 when short-term interest rates peaked. While we did extend our maturities earlier than many of our competitors, we did not believe that the economy would slow as quickly as it did. As it turned out, GDP growth has averaged only 2% in the first half of 1995, half the 4% pace of 1994.

Looking Ahead.
Analysts argue that the current federal funds target, compared to the economy's low rate of inflation, is too restrictive. Furthermore, if an agreement for credible deficit reduction is reached in Washington, the Federal Reserve may lower rates to offset the potentially contractionary effects of tighter fiscal policy. For these reasons, many analysts believe that monetary policy is overly restrictive, and they expect further reductions in the federal funds target rate. On the other hand, any signs of an economic rebound will forestall additional reductions.

President's Letter                                         November 20, 1995
(PHOTO)

Dear Shareholder:
We hope you like the fresh look and information we've given your shareholder letter. We've also introduced another feature, called Getting the Most Out of Your Prudential Mutual Fund, which will appear from time to time at the back of your report. Look for topics like "Understanding Risk & Reward" as well as easy-to-understand explanations of financial terms. Why are we providing such information? Because at Prudential Mutual Funds, we believe an informed investor makes smart investment decisions.

New Investments for '96
One investment opportunity that investors should watch for in 1996 concerns retirement savings. Congress and President Clinton have both put forth plans to reform the way contributions are made to Individual Retirement Accounts including raising the contribution ceiling and allowing married couples to make contributions individually rather than jointly. Our favorite has been the American Dream Savings Account, a new form of IRA that allows investors access to their funds after five years (without penalty) in order to pay certain expenses. We believe this plan offers a common-sense approach to long-term savings.

As I write this letter, the debate over the federal budget is in full swing and the outcome for any of these plans is uncertain. What is clear is that investors should keep alert to developments and have the financial flexibility to respond accordingly.In Closing One final note: if you're a Class B shareholder of Prudential Mutual Funds, you'll begin noticing a change on your statements once you've held your shares for seven years. At that time, they will automatically begin to convert to Class A shares on a quarterly basis. Since Class A shares carry lower annual distribution charges than Class B shares, your total returns will be higher after the conversion than they would have been without it. Conversions started earlier this year and beginning in December they will take place during each calendar quarter -- December, March, June and September. It's our way of thanking you for your loyalty -- and rewarding you for maintaining a long-term investment program by helping you earn more total investment return on your Prudential Mutual Fund. I hope you'll find this information useful as you work with your financial advisor or registered representative to develop your personal investment plan.

Thank you for choosing Prudential Mutual Funds for your mutual fund investment.

Sincerely,

Richard A. Redeker
President

                                      PRUDENTIAL INSTITUTIONAL
Portfolio of Investments as of        LIQUIDITY PORTFOLIO, INC.
September 30, 1995 (Unaudited)        INSTITUTIONAL MONEY MARKET SERIES
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Bank Notes--8.1%
             Bank of America NT & SA
    $4,000   5.81%, 10/17/95                        $  4,000,016
             Bank One Indianapolis, N.A.
     1,000   7.18%, 2/5/96                             1,001,362
             Huntington National Bank
     2,000   6.20%, 11/3/95                            2,000,149
             Mellon Bank, N. A.
     2,000   6.20%, 11/1/95                            1,999,966
             NationsBank of Texas, N.A.
     1,000   6.82%, 10/31/95                           1,000,124
     3,000   7.55%, 1/9/96                             3,006,509
     2,500   7.30%, 1/26/96                            2,503,328
    17,000   7.00%, 2/6/96                            17,003,199
             Northern Trust Co.
     8,000   6.60%, 11/17/95                           8,003,204
             Wachovia Bank of North Carolina
     1,000   4.625%, 6/14/96                             990,565
                                                    ------------
                                                      41,508,422
------------------------------------------------------------
Certificates Of Deposit - Domestic--1.7%
             Bank of New York
     3,000   6.27%, 10/31/95                           3,000,167
             Chemical Bank
     5,000   6.04%, 11/15/95                           5,000,804
             National Westminster Bank, Delaware
     1,000   5.85%, 12/26/95                           1,000,000
                                                    ------------
                                                       9,000,971
------------------------------------------------------------
Certificates Of Deposit - Foreign Issuers--16.3%
             Abbey National Treasury Services
     4,000   5.65%, 12/7/95                            3,998,376
     5,000   5.73%, 12/8/95                            4,998,681
             Bank of Montreal
    $2,000   5.75%, 10/16/95                        $  1,999,962
             Banque Nationale de Paris
     1,000   5.78%, 10/24/95                             999,964
             Caisse Nationale de Credit Agricole
     4,000   6.22%, 11/2/95                            4,000,065
     3,000   5.60%, 11/7/95                            2,999,180
             Fuji Bank, Ltd.
    23,000   6.10%, 10/12/95                          23,000,210
             National Westminster Bank, PLC
     3,000   6.125%, 11/8/95                           3,000,701
             Rabobank Nederland
     4,000   6.66%, 2/27/96                            3,996,857
             Societe Generale
     3,000   5.77%, 10/10/95                           2,999,959
     8,000   5.80%, 10/10/95                           8,000,000
     4,000   5.80%, 10/13/95                           3,999,970
     4,000   5.80%, 11/13/95                           3,999,893
     1,000   7.60%, 1/11/96                            1,002,005
             Sumitomo Bank, Ltd.,
     7,000   5.89%, 10/4/95                            6,999,816
     8,000   5.90%, 10/10/95                           7,999,531
                                                    ------------
                                                      83,995,170
------------------------------------------------------------
Commercial Paper - Domestic--41.5%
             American Express Credit Corp.
     8,000   5.90%, 10/16/95                           7,980,333
     7,000   5.67%, 10/17/95                           6,982,360
     2,650   5.82%, 2/2/96                             2,596,876
             American General Finance Corp.
     5,000   5.70%, 12/18/95                           4,938,250
             American Home Products Corp.
     3,055   5.80%, 10/13/95                           3,049,094

--------------------------------------------------------------------------------
See Notes to Financial Statements.
3

                                      PRUDENTIAL INSTITUTIONAL
Portfolio of Investments as of        LIQUIDITY PORTFOLIO, INC.
September 30, 1995 (Unaudited)        INSTITUTIONAL MONEY MARKET SERIES
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Commercial Paper - Domestic (cont'd.)
             Aristar, Inc.
    $1,000   5.80%, 11/1/95                         $    995,006
     1,000   5.75%, 11/17/95                             992,493
     1,000   5.76%, 11/17/95                             992,480
             Associates Corp. of North America
     7,000   5.80%, 11/27/95                           6,935,717
             Bankers Trust New York Corp.
    13,774   6.10%, 10/10/95                          13,752,995
             Barnett Banks, Inc.
     9,635   5.80%, 10/6/95                            9,627,238
             Beneficial Corp.
     7,000   5.65%, 12/18/95                           6,914,308
             Chemical Banking Corp.
     3,000   5.75%, 10/26/95                           2,988,021
             Coca-Cola Enterprises, Inc.
     7,075   6.00%, 11/3/95                            7,036,088
             Engelhard Corp.
     2,250   5.74%, 10/20/95                           2,243,184
             Finova Capital Corp.
     1,000   5.82%, 10/4/95                              999,515
     1,000   5.86%, 10/11/95                             998,372
     1,000   5.82%, 10/13/95                             998,060
    13,400   5.82%, 10/23/95                          13,352,341
     4,000   5.85%, 10/23/95                           3,985,700
     1,000   5.84%, 10/24/95                             996,269
     1,000   5.85%, 10/24/95                             996,263
             Ford Motor Credit Corp.
     6,000   5.64%, 12/11/95                           5,933,260
     8,960   5.65%, 12/12/95                           8,858,752
             General Electric Capital Corp.
    11,590   6.05%, 10/18/95                          11,556,888
             General Electric Capital Services
     2,000   5.72%, 10/26/95                           1,992,056
             Heinz (H.J.) Co.
     2,200   5.75%, 11/17/95                           2,183,836
             Lehman Brothers Holdings, Inc.
    12,645   6.90%, 10/2/95                           12,642,576
             Merrill Lynch & Co., Inc.
    $1,645   5.73%, 11/3/95                         $  1,636,360
             Monsanto Co.
     2,935   6.00%, 10/30/95                           2,920,814
             NationsBank Corp.
     4,000   5.80%, 10/10/95                           3,994,200
             Norwest Corp.
     5,000   5.75%, 10/25/95                           4,980,833
             Nynex Corp.
    15,000   5.755%, 10/12/95                         14,973,623
             PHH Corp.
     4,373   5.73%, 10/13/95                           4,364,648
             Preferred Receivables Funding Corp.
     2,000   5.72%, 10/12/95                           1,996,504
       100   5.74%, 10/18/95                              99,729
     1,775   5.72%, 11/6/95                            1,764,847
             Smith Barney, Inc.
    15,000   5.75%, 10/11/95                          14,976,042
             Weyerhauser Mortgage Corp.
     7,786   6.85%, 10/2/95                            7,784,518
             Whirlpool Corp.
     5,000   5.80%, 10/13/95                           4,990,333
             Whirlpool Financial Corp.
     3,271   5.825%, 11/10/95                          3,249,829
             Xerox Corp.
     2,000   5.65%, 12/12/95                           1,977,400
                                                    ------------
                                                     213,228,011
------------------------------------------------------------
Commercial Paper - Foreign--7.0%
             75 State Street Capital Corp.
    12,000   5.80%, 10/10/95                          11,982,600
             American Honda Finance Corp.
     1,000   5.85%, 10/4/95                              999,513
             BHF Finance, Inc.
    10,000   5.66%, 12/11/95                           9,888,372
             Bridgestone/Firestone, Inc.
     1,896   6.25%, 10/12/95                           1,892,379

--------------------------------------------------------------------------------
4                                            See Notes to Financial Statements.

                                      PRUDENTIAL INSTITUTIONAL
Portfolio of Investments as of        LIQUIDITY PORTFOLIO, INC.
September 30, 1995 (Unaudited)        INSTITUTIONAL MONEY MARKET SERIES
------------------------------------------------------------


Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Commercial Paper - Foreign (cont'd)
             Cogentrix of Richmond, Inc.
    $3,000   5.75%, 10/25/95                        $  2,988,500
             Province of Quebec
     3,000   5.73%, 11/17/95                           2,977,557
             SRD Finance, Inc.
     1,000   6.25%, 10/12/95                             998,090
             Sumitomo Corp. of America
     4,300   6.25%, 10/16/95                           4,288,802
                                                    ------------
                                                      36,015,813
------------------------------------------------------------
Corporate Bonds--1.8%
             Associates Corp. of North America
     5,000   4.50%, 2/15/96                            4,958,549
     1,000   8.80%, 3/1/96                             1,009,223
             Ford Motor Credit Corp.
     1,000   8.875%, 3/15/96                           1,008,522
     1,200   8.875%, 8/1/96                            1,228,261
             General Electric Company
     1,050   7.875%, 5/1/96                            1,060,787
                                                    ------------
                                                       9,265,342
------------------------------------------------------------
Variable Rate Obligations(b)--17.9%
             American Express Centurion Bank
     4,000   5.875%, 10/16/95                          3,999,698
             General Electric Capital Corp.
     5,000   5.80469%, 10/23/95                        5,000,000
     1,000   5.8125%, 11/24/95                         1,000,000
             General Motors Acceptance Corp.
    10,000   6.0375%, 11/21/95                        10,001,249
             Goldman Sachs Group, L.P.
     7,000   6.00%, 11/27/95                           7,000,000
    18,000   6.1875%, 11/27/95                        18,000,000
             Lehman Brothers Holdings, Inc.
   $12,000   6.1063%, 11/20/95                      $ 12,000,000
             Merrill Lynch & Co., Inc.
     5,000   4.885%, 10/2/95                           4,999,997
    15,000   5.875%, 10/2/95                          14,995,625
             Money Market Auto Loan Trust 1990-1
     4,900   6.005%, 10/16/95                          4,900,000
             Morgan Stanley Group, Inc.
     3,000   5.953130%, 10/16/95                       3,000,000
     5,000   6.08637%, 10/18/95                        5,000,000
     2,000   6.00%, 11/15/95                           2,000,000
                                                    ------------
                                                      91,896,569
------------------------------------------------------------
U.S. Government Agencies--3.9%
             Federal Farm Credit Bank
     5,000   5.75%, 8/1/96                             4,993,018
             Federal National Mortgage
                Association
    10,000   5.8125%, 9/27/96                         10,000,000
     5,000   5.8125%, 10/4/96                          4,993,750
                                                    ------------
                                                      19,986,768
------------------------------------------------------------
Loan Participations--0.4%
             Nomura Holding America, Inc.
     2,000   6.00%, 10/10/95                           2,000,000
------------------------------------------------------------
Medium-Term Notes--2.6%
             Ford Motor Credit Corp.
     3,000   6.125%, 12/1/95                           3,000,962
     2,000   6.125%, 12/11/95                          1,997,736
     3,000   5.15%, 3/15/96                            2,982,408

--------------------------------------------------------------------------------
See Notes to Financial Statements.
5

                                      PRUDENTIAL INSTITUTIONAL
Portfolio of Investments as of        LIQUIDITY PORTFOLIO, INC.
September 30, 1995 (Unaudited)        INSTITUTIONAL MONEY MARKET SERIES
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
     ------------------------------------------------------------
Medium-Term Obligations (cont'd.)
             General Motors Acceptance Corp.
    $1,500   8.85%, 2/26/96                         $  1,516,287
     3,000   5.30%, 7/12/96                            2,979,251
     1,000   8.70%, 8/2/96                             1,021,310
                                                    ------------
                                                      13,497,954
------------------------------------------------------------
Total Investments--101.2%
             (amortized cost $520,395,020(a))        520,395,020
             Liabilities in excess of other
                assets--(1.2%)                        (6,196,998)
                                                    ------------
             Net Assets--100%                       $514,198,022
                                                    ------------
                                                    ------------

---------------
(a) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
(b) For purposes of amortized cost valuation, the maturity date of variable rate instruments is considered to be the earliest of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
The industry classification of portfolio holdings and net liabilities shown as a percentage of net assets as of September 30, 1995 was as follows:

Commercial Banks...................................   35.4%
Securities Brokers & Dealers.......................   18.8
Personal Credit Institutions.......................   12.9
Business Credit (Finance)..........................   11.6
Domestic Bank Holding Companies....................    6.9
Federal Credit Agencies............................    3.9
Telephone & Communications.........................    2.9
Asset Backed.......................................    1.7
Paper & Allied Products............................    1.5
Beverages..........................................    1.4
Auto Rental & Leasing..............................    0.8
Commodity Trading..................................    0.8
Canadian Government................................    0.6
Pharmaceutical.....................................    0.6
Canned Fruit & Vegetables..........................    0.4
Petroleum Refining.................................    0.4
Photographic Equipment.............................    0.4
Electrical.........................................    0.2
Liabilities in excess of other assets..............   (1.2)
                                                     -----
                                                     100.0%
                                                     -----
                                                     -----

--------------------------------------------------------------------------------
6                                            See Notes to Financial Statements.

                                    PRUDENTIAL INSTITUTIONAL
Statement of Assets                 LIQUIDITY PORTFOLIO, INC.
and Liabilities (Unaudited)         INSTITUTIONAL MONEY MARKET SERIES
--------------------------------------------------------------------------------

ASSETS
                                 September 30, 1995

                                 ------------------
Investments, at
value........................................................................
 ...............      $  520,395,020
Interest
receivable...................................................................
 ......................           3,534,850
Other
assets.......................................................................
 .........................              11,832

                                   --------------
   Total
assets.......................................................................
 ......................         523,941,702

                                   --------------
Liabilities
Payable for investments
purchased....................................................................
 .......           7,177,586
Dividends
payable......................................................................
 .....................           2,273,335
Accrued expenses and other
liabilities..................................................................
 ....             183,289
Management fee
payable......................................................................
 ................              83,222
Distribution fee
payable......................................................................
 ..............              26,248

                                   --------------
   Total
liabilities..................................................................
 ......................           9,743,680

                                   --------------
Net
Assets.......................................................................
 ...........................      $  514,198,022

                                   --------------

                                   --------------
Net assets were comprised of:
   Common stock, at
par..........................................................................
 ...........      $      514,198
   Paid-in capital in excess of
par.........................................................................
      513,683,824

                                   --------------
Net assets at September 30,
1995............................................................................
    $  514,198,022

                                   --------------

                                   --------------
Net asset value, offering and redemption price per share
   ($514,198,022 / 514,198,022 shares of $.001 par value common stock issued and
outstanding)...............               $1.00

                                   --------------

                                   --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.
7

PRUDENTIAL INSTITUTIONAL
LIQUIDITY PORTFOLIO, INC.
INSTITUTIONAL MONEY MARKET SERIES
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                   Six Months
                                                     Ended
                                                   September
                                                      30,
Net Investment Income                                 1995
                                                  ------------
Income
   Interest and discount earned................   $ 16,136,903
                                                  ------------
Expenses
   Management fee..............................        523,767
   Distribution fee............................        314,260
   Transfer agent's fees and expenses..........        126,000
   Custodian's fees and expenses...............         89,000
   Registration fees...........................         20,000
   Directors' fees.............................         20,000
   Reports to shareholders.....................         17,500
   Audit fees..................................         13,500
   Insurance expense...........................          8,000
   Legal fees..................................          7,000
   Miscellaneous...............................          4,605
                                                  ------------
      Total expenses...........................      1,143,632
                                                  ------------
Net investment income..........................     14,993,271
Realized Gain on Investments
Net realized gain on investment transactions...         35,402
                                                  ------------
Net Increase in Net Assets
Resulting from Operations......................   $ 15,028,673
                                                  ------------
                                                  ------------

PRUDENTIAL INSTITUTIONAL
LIQUIDITY PORTFOLIO, INC.
INSTITUTIONAL MONEY MARKET SERIES
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                   Six Months
                                     Ended           Year Ended
Increase (Decrease)              September 30,       March 31,
in Net Assets                         1995              1995
                                 --------------    --------------
Operations
   Net investment income.......  $   14,993,271    $   18,800,412
   Net realized gain on
      investment
      transactions.............          35,402            16,348
                                 --------------    --------------
   Net increase in net assets
      resulting from
      operations...............      15,028,673        18,816,760
                                 --------------    --------------
Dividends and distributions to
   shareholders................     (15,028,673)      (18,816,760)
                                 --------------    --------------
Fund share transactions
   Net proceeds from shares
      subscribed...............   1,213,298,303     1,920,194,727
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions........      14,613,419        16,326,258
   Cost of shares reacquired...  (1,189,942,207)   (1,845,315,406)
                                 --------------    --------------
   Net increase in net assets
      from Fund share
      transactions.............      37,969,515        91,205,579
                                 --------------    --------------
Total increase.................      37,969,515        91,205,579
Net Assets
Beginning of period............     476,228,507       385,022,928
                                 --------------    --------------
End of period..................  $  514,198,022    $  476,228,507
                                 --------------    --------------
                                 --------------    --------------

--------------------------------------------------------------------------------
8                                            See Notes to Financial Statements.

                                             PRUDENTIAL INSTITUTIONAL
                                             LIQUIDITY PORTFOLIO, INC.
Notes to Financial Statements (Unaudited)    INSTITUTIONAL MONEY MARKET SERIES
--------------------------------------------------------------------------------
Prudential Institutional Liquidity Portfolio, Inc.--Institutional Money Market Series (the ``Fund'') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The investment objective of the Fund is high current income consistent with the preservation of principal and liquidity. The Fund invests primarily in money market instruments maturing in thirteen months or less whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Fund to meet its obligations may be affected by economic developments in a specific industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis.

Federal Income Taxes: It is the intent of the Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Fund declares all of its net investment income and net realized short-term capital gains/losses, if any, as dividends daily to its shareholders of record at the time of such declaration. Net investment income for dividend purposes includes interest accrued or discount earned less amortization of premium and the estimated expenses applicable to the dividend period. The Fund does not expect to realize long-term capital gains or losses.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .20 of 1% of the average daily net assets of the Fund.

The Fund has a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''), who acts as the distributor of the Fund's shares. To reimburse PMFD for its expenses incurred pursuant to a plan of distribution, the Fund pays PMFD a reimbursement which is accrued daily and payable monthly at an annual rate of .12 of 1% of the average daily net assets of the Fund. PMFD pays various broker-dealers or financial institutions, including Prudential Securities Incorporated (``PSI'') and Pruco Securities Corporation, affiliated broker-dealers, for account servicing fees and other expenses incurred by such broker-dealers.

PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During six months ended September 30, 1995, the Fund incurred fees of $120,000 for the services of PMFS. As of September 30, 1995, $20,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
--------------------------------------------------------------------------------

                                           PRUDENTIAL INSTITUTIONAL
                                           LIQUIDITY PORTFOLIO, INC.
Financial Highlights (Unaudited            INSTITUTIONAL MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                        Six
Months
                                                                           Ended
              Year Ended March 31,
                                                                       September
30,     ----------------------------------
PER SHARE OPERATING PERFORMANCE:                                           1995
          1995         1994         1993

-------------     --------     --------     --------
Net asset value, beginning of period...............................      $
1.000       $  1.000     $  1.000     $  1.000
Net investment income and net realized gains.......................
 .029           .046         .029         .033
Dividends and distributions to shareholders........................
(.029)         (.046)       (.029)       (.033)

-------------     --------     --------     --------
Net asset value, end of period.....................................      $
1.000       $  1.000     $  1.000     $  1.000

-------------     --------     --------     --------

-------------     --------     --------     --------
TOTAL RETURN(a):...................................................
2.91%          4.69%        2.92%        3.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)....................................      $
514,198       $476,229     $385,023     $497,214
Average net assets (000)...........................................      $
522,336       $402,678     $445,867     $543,694
Ratios to average net assets:
   Expenses, including distribution fee............................
 .44%(b)        .46%         .48%         .44%
   Expenses, excluding distribution fee............................
 .32%(b)        .34%         .36%         .32%
   Net investment income...........................................
5.74%(b)       4.67%        2.87%        3.28%

PER SHARE OPERATING PERFORMANCE:                                       1992
     1991
                                                                     --------
   --------
Net asset value, beginning of period...............................  $  1.000
   $  1.000
Net investment income and net realized gains.......................      .054
       .076
Dividends and distributions to shareholders........................     (.054)
     (.076)
                                                                     --------
   --------
Net asset value, end of period.....................................  $  1.000
   $  1.000
                                                                     --------
   --------
                                                                     --------
   --------
TOTAL RETURN(a):...................................................      5.57%
      8.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)....................................  $443,172
   $519,802
Average net assets (000)...........................................  $540,380
   $479,849
Ratios to average net assets:
   Expenses, including distribution fee............................       .42%
       .46%
   Expenses, excluding distribution fee............................       .30%
       .34%
   Net investment income...........................................      5.32%
      7.58%

---------------
 (a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (b) Annualized.
--------------------------------------------------------------------------------
10                                           See Notes to Financial Statements.

Getting The Most From Your Prudential Mutual Fund
When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; But Is This Risk Worth It?
Your financial adviser or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge --sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.
A financial adviser or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial adviser or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Getting The Most From Your Prudential Mutual Fund

Change Your Mind.
You can exchange your shares in most Prudential Mutual Funds for shares in most other Prudential Mutual Funds, without charges. This may be most helpful if your investment needs change.

Reinvest Dividends Free Of Charge.
Reinvest your dividends and/or capital gains distributions automatically -- without charge.

Invest For Retirement.
There is no minimum investment for an IRA. Plus, you defer taxes on your investment earnings by investing in an IRA.

If you'd like, you can contribute up to $2,000 a year in an IRA. If you are married, you and your spouse (if not working outside the home) can contribute up to $2,250 a year. (Withdrawals are taxed as ordinary income and may be subject to a 10% penalty prior to age 59 1/2.)

Change Your Job.
You can take your pension with you. Use a rollover IRA to manage your company-sponsored retirement plan while retaining the special tax-deferred advantages.

Invest In Your Children.
There's no fee to open a custodial account for a child's education or other needs.

Take Income.
Would you like to receive monthly or quarterly checks in any amount from your fund account? Just let us know. We'll take care of it. Of course, there are minimum amounts. And shares redeemed may be subject to tax, and Class B and C shares may be subject to contingent deferred sales charges. We'll gladly answer your questions.

Keep Informed.
We want to keep you up-to-date. Of course, you receive account activity statements every quarter. But you also receive annual and semi-annual fund reports, as well as other important updates on events that affect your investments, including tax information.

This material is only authorized for distribution when preceded or accompanied by a current prospectus. Read the prospectus carefully before you invest or send money.

Directors
Eugene C. Dorsey
Donald D. Lennox
Richard A. Redeker
Stanley E. Shirk
Robin B. Smith

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Eugene S. Stark, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Marguerite E. H. Morrison, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Mutual Fund Distributors, Inc.
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292
Toll Free (800) 225-1852

The accompanying financial statements as of September 30, 1995 were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)                                              BULK RATE
                                                   U.S. POSTAGE
Prudential Mutual Funds                               PAID
One Seaport Plaza                                  Permit 6807
New York, NY 10292                                 New York, NY
Toll Free (800) 225-1852


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